UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2005


                                 NCT Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware               0-18267                   59-2501025
----------------------------     -------------------     -----------------------
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)


20 Ketchum Street, Westport, CT                                  06880
-------------------------------------------              ----------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:           (203) 226-4447
                                                        ------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial  Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

Item 3.02. Unregistered Sales of Equity Securities.

On August 1, 2005, NCT Group, Inc. ("NCT") issued Carole Salkind an 8% convertible note in the principal amount of $13,349,878.22 to cure NCT's default under two notes dated January 26, 2005. The principal amount of this note represents the aggregate principal rolled over ($11,691,006.31), default penalty (10% of the principal in default) and accrued interest. The note is secured by substantially all of the assets of NCT. The note matures six months from the date of issuance. The note bears interest at 8% per annum until the due date of the note, and bears interest at a default rate of 13% on any amount of principal or interest that is not paid when due. Interest is payable upon maturity of the note. At the election of Ms. Salkind, the note may be converted into 1,321,770,121 shares of NCT common stock at a conversion price per share of $0.0101 or exchanged for shares of common stock of any subsidiary of NCT (except Pro Tech Communications, Inc.) that makes a public offering of its common stock (at the public offering price). The note contains events of default, any one of which (if not cured) triggers a default penalty of 10% of the then outstanding principal. If triggered, the default penalty, along with the outstanding principal and accrued interest, becomes immediately due and payable. Events of default include the failure to pay principal and interest when due and the failure to issue shares of common stock upon exercise of conversion rights.

In conjunction with the issuance of this note, NCT issued Ms. Salkind a five-year warrant to acquire an aggregate of 220,000,000 shares of NCT common stock at an exercise price per share of $0.0101.

The issuance of the note and warrant was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1(a) Form of Secured  Convertible  Note  (refinancings)  issued by NCT Group,
        Inc. to Carole Salkind (incorporated herein by reference to Exhibit 10.9(a) of the registrant's Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 0-18267)).

10.1(b) Schedule of Secured Convertible Note (refinancing)  issued by NCT Group,
        Inc. to Carole Salkind on August 1, 2005.

10.2(a) Form of  Warrant  (refinancings)  issued by NCT  Group,  Inc.  to Carole
        Salkind (incorporated herein by reference to Exhibit 10.11(a) of the registrant's Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 0-18267)).

10.2(b) Schedule of Warrant  (refinancing)  issued by NCT Group,  Inc. to Carole
        Salkind on August 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NCT GROUP, INC.


                                                  By:  /s/ Cy E. Hammond
                                                       -----------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:    August 5, 2005